CLIPPER FUND SM Monthly Performance
2003 Returns
	Clipper Fund	S&P 500
Jan 31	-3.22%	-2.62%
Feb 28	-5.72%	-1.50%
Mar 31	-1.55%	0.97%
1st Quarter	-10.17%	-3.15%
Apr 30	7.79%	8.24%
May 31	8.59%	5.27%
Jun 30
2nd Quarter	17.05%	13.94%
Jul 31
Aug 31
Sep 30
3rd Quarter
Oct 31
Nov 30
Dec 31
4th Quarter
YTD	5.15%	10.35%

Trailing Returns 05/31/03
1 Yr	-6.93%	-8.06%
3 Yr	13.15%	-10.85%
5 Yr	10.66%	-1.08%
7 Yr	14.10%	6.96%
10 Yr	15.41%	9.93%
Inception	15.72%	12.85%

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. A prospectus containing more information, including charges and expenses, may be obtained from the Fund by calling (800) 776-5033. Please read the prospectus carefully before investing.

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Copyright ©1998 Clipper FundSM
Page last updated 06/06/03